SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of June [__], 2016, by and between QUANTUMSPHERE, INC., a Nevada corporation, with headquarters located at 2905 Tech Center Drive, Santa Ana, CA 92705 (the “Company”), and _____________________________, with its address at ___________________________ (the “Buyer”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act;

B. Buyer desires to purchase from the Company, and the Company desires to issue and sell to the Buyer, upon the terms and conditions set forth in this Agreement, a Secured Promissory Note of the Company, in the aggregate principal amount of $________________.00 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, in the form attached hereto as Exhibit A, the “Note”), convertible into shares of common stock, $0.001 par value per share, of the Company only upon an event of default by the Company as described in Section 3 of the Note (the “Common Stock”), and subject to the terms, limitations and conditions set forth in such Note;

C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of the Note as is set forth immediately below its name on the signature pages hereto;

D. The Buyer further wishes to purchase, upon the terms and conditions stated in this Agreement, a warrant, in the form attached hereto as Exhibit B (the “Warrant”), to purchase _______ shares of Common Stock (the “Warrant Shares”) with an exercise price equal to the price per share of the Company’s next equity round of financing per share and exercisable for a period of five (5) years; and

E. The Note will be collateralized by (1) pledges on all shares of Common Stock, stock options and warrants held by Gregory Hrncir and Kevin Maloney as set forth in that certain Pledge Agreement, in the form attached hereto as Exhibit C (the “Pledge Agreement”), to be entered into on the Closing Date (as defined below) by and among the Buyer, Gregory Hrncir and Kevin Maloney and (2) security interests in all of the assets of the Company and its subsidiaries subject to the security interest of Novus Capital Group, LLC and the holders of the Series O-2 Notes (as defined) as set forth in that certain Security Agreement, in the form attached hereto as Exhibit D (which for all purposes hereof and the other documents entered into in connection herewith shall include the IP Security Agreement by and between such parties, in the form attached hereto as Exhibit E, the “Security Agreement”).

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Purchase and Sale of Note and Warrant.

a. Purchase of Note and Warrant. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, the Note in the principal amount as is set forth immediately below the Buyer’s name on the signature pages hereto, and the Warrant in the number set forth immediately below the Buyer’s name on the signature page hereto.

b. Form of Payment. On the Closing Date: (i) the Buyer shall pay the purchase price for the Note and Warrant to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note in an amount equal to the Actual Amount of Purchase Price of Note (i.e., 115% of the purchase price of the Note) as is set forth below the Buyer’s name on the signature pages hereto, and (ii) the Company shall deliver such duly executed Note and Warrant on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

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c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be 4:00 PM, Eastern Time on the date first written above, or such other mutually agreed upon time.

d. Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties (including via exchange of electronic signatures). Concurrently with the Closing, the Company shall be permitted to sell promissory notes identical to the Note to certain other investors up to an aggregate principal amount (not including original issuance discount) of $587,500, inclusive of thjs Note.

2. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company as of the Closing Date that:

a. Investment Purpose. As of the Closing Date, the Buyer is purchasing the Note, the Warrant, the Warrant Shares and the shares of Common Stock issuable upon conversion (only in the event of a default by the Company as described in Section 3 of the Note) of or otherwise pursuant to the Note and such additional shares of Common Stock, if any, as are issuable on account of interest on the Note pursuant to this Agreement, such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the Warrant and the Warrant Shares, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from securities registration under the 1933 Act.

b. Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be, afforded the opportunity to ask questions of the Company regarding its business and affairs. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

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f. Transfer or Re-sale. The Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel (which may be the Legal Counsel Opinion (as defined below)) that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged in connection with a bona fide margin account or other lending arrangement secured by the Securities, and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer in effecting such pledge of Securities shall be not required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or otherwise.

g. Legends. The Buyer understands that until such time as the Note and the Warrant, and, upon conversion (only in the event of a default by the Company as described in Section 3 of the Note) of the Note or exercise of the Warrant in accordance with their respective terms, the Conversion Shares and the Warrant Shares, have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE (IN THE EVENT OF A DEFAULT BY THE COMPANY) AND/OR EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue a certificate for the applicable shares of Common Stock without such legend to the holder of any Security upon which it is stamped or (as requested by such holder) issue the applicable shares of Common Stock to such holder by electronic delivery by crediting the account of such holder’s broker with The Depository Trust Company (“DTC”), if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Company or the Holder provides the Legal Counsel Opinion (as contemplated by and in accordance with Section 4(m) hereof) to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144, Rule 144A or Regulation S, at the Deadline (as defined in the Note), it will be considered an Event of Default pursuant to Section 3.2 of the Note.

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h. Authorization; Enforcement. This Agreement has been duly and validly authorized by the Buyer and has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and except as may be limited by the exercise of judicial discretion in applying principles of equity.

i. Residency. The Buyer is a resident of the jurisdiction set forth immediately below the Buyer’s name on the signature pages hereto.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer as of the Closing Date that:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a), if attached hereto, sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, and the Warrant and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, the Warrant and (if applicable) the Conversion Shares (in the event of a default by the Company as described in Section 3 of the Note) and the Warrant Shares by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the Warrant and the issuance and reservation for issuance of the Conversion Shares (in the event of a default by the Company as described in Section 3 of the Note) and the Warrant Shares issuable upon conversion or exercise of the Note and the Warrant) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, and the Warrant (together with any other instruments executed in connection herewith or therewith) have been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, and the Warrant and the other instruments documents executed in connection herewith or therewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, and the Warrant, each such instrument will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

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c. Capitalization; Governing Documents. As of March 31, 2016, the authorized capital stock of the Company consists of: 500,000,000 authorized shares of Common Stock, of which 22,670,217 shares were issued and outstanding and 10,000,000 authorized shares of preferred stock, par value $0.001 per share, none of which were issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of March 31, 2016, and exclusive of options outstanding to purchase 5,416,034 shares of common stock of the Company pursuant to the Company’s 2014 Equity Incentive Plan, and warrants outstanding to purchase 11,841,231 shares of common stock of the Company, other than as publicly announced prior to such date and reflected in the SEC filings of the Company (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act, other than piggy-back registration rights issued to third parties in conjunction with prior financings, and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of any of the Securities provided that an event of default does not occur as described in Section 3 of the Note. The Company has furnished to the Buyer true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof (“Certificate of Incorporation”), the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. In addition, there is no agreement or arrangement that has the effect of obligating the Company or any of its Subsidiaries, as a result of the transactions contemplated by this Agreement, the Note, the Warrant, the Intercreditor Agreement or the Transfer Agent Instructions to establish rights or otherwise benefit any person in a manner equal to, or more favorable than, the terms hereof or thereof.

d. Issuance of Conversion Shares and Warrant Shares. The Conversion Shares (issuable, and applicable, only upon an event of default as described in Section 3 of the Note) are duly authorized and reserved for issuance and, upon conversion of the Note (only upon an event of default as described in Section 3,2 of the Note) in accordance with its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof. The Warrant Shares are duly authorized and reserved for issuance and, upon exercise of the Warrant in accordance with its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e. [Intentionally Omitted].

f. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of Conversion Shares upon conversion of the Note (only upon an event of default as described in Section 3 of the Note) and Warrant Shares upon exercise of the Warrant. The Company further acknowledges that its obligation to issue, upon conversion of the Note (only upon an event of default as described in Section 3 of the Note) or exercise of the Warrant, the Conversion Shares and the Warrant Shares, respectively, in accordance with this Agreement, the Note and the Warrant is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

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g. Security; No Conflicts. The obligations of the Company under the Note are secured by (i) all shares of Common Stock, stock options and warrants held by certain members of management of the Company pursuant to the Pledge Agreement and (2) all assets of the Company and its Subsidiaries pursuant to the Security Agreement. The execution, delivery and performance of this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, and the Warrant by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares (which shall only occur upon an event of default as described in Section 3 of the Note) and the Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, evidence of indebtedness, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and as of the time of issuance of the Note. no event exists which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, and the Warrant in accordance with the terms hereof or thereof or to issue and sell the Note and the Warrant in accordance with the terms hereof and to issue, upon conversion of the Note (only upon an event of default as described in Section 3 of the Note), Conversion Shares and upon exercise of the Warrant, the Warrant Shares, other than a notice filing on Form D and applicable state securities (“Blue Sky”) filings in reliance upon the exemptions from securities registration. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof, excluding notice filing on Form D with the SEC, and applicable Blue Sky filings which will be made immediately following the issuance of the Note. If the Company is listed on the Over-the-Counter Bulletin Board, the OTCQB Market operated by OTC Markets Group, Inc. or any successor to such markets (collectively, the “OTCBB”), the Company is not in violation of the listing requirements of the OTCBB and does not reasonably anticipate that the Common Stock will be delisted by the OTCBB in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

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h. SEC Documents; Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to its most recent quarterly report on Form 10-Q filed on May 19, 2016, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act.

i. Absence of Certain Changes. Since the date of its most recent quarterly report on Form 10-Q, filed on May 19, 2016, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

j. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The SEC Documents contain a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

k. Intellectual Property. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

l. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

m. Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

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n. Transactions with Affiliates. Except for loans made to the Company officers and directors and arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options described in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

o. Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

p. Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

q. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

r. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

s. Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since March 31, 2016, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

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t. Environmental Matters.

(i) There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(iii) There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

u. Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except for outstanding security interests as have been disclosed to Buyer, or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

v. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Upon written request the Company will provide to the Buyer true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

w. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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x. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

y. Solvency. The Company (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company’s financial statements for its most recent fiscal year end and interim financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

z. No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

aa. No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

bb. No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

cc. Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has: (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

dd. Breach of Representations and Warranties by the Company. The Company agrees that if the Company breaches any of the representations or warranties set forth in this Section 3 and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under Section 3.4 of the Note.

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4. ADDITIONAL COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS.

a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, or as soon as commercially practicable thereafter, take such action as the Company shall reasonably determine is necessary to exempt the Securities from the registration requirements of the 1933 Act for sale to the Buyer pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States.

c. Use of Proceeds. The Company shall use the proceeds for general working capital purposes and other purposes expressly set forth in the use of proceeds statement previously delivered to Buyer and not for the repayment of any indebtedness owed to officers, directors or employees of the Company or their affiliates or in violation or contravention of any applicable law, rule or regulation.

d. Right of Participation in Subsequent Offerings.

i. From the date first written above until the first anniversary of the Closing Date, the Company will not: (i) directly or indirectly, offer, sell, grant any option to purchase (other than pursuant to its 2014 Equity Incentive Plan), or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ debt, equity or equity equivalent securities, including without limitation any debt, preferred shares or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) or (ii) enter into any definitive agreement with regard to the foregoing, in each case unless the Company shall have first complied with this Section 4(d).

ii. The Company shall deliver to the Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price (if it has been definitively determined) and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued (if it has been definitively determined), sold or exchanged, (y) identify the persons (if known) or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with the Buyer all of the Offered Securities (the subscription amount for such aggregate number of Offered Securities, the “Subscription Amount”). For the avoidance of doubt, and notwithstanding any provision set forth in this Section 4.d, an Offer Notice is hereby provided to Buyer of the Company’s intention to initiate a private placement, in the amount of not less than four million and 00/100 dollars ($4,000,000), with the structure of the private placement anticipated to consist of common stock and attached warrants, immediately following the issuance of this Note. Buyer shall provide notice in writing to the Company of its irrevocable election to partictipate, or not, in the private placement within the Offer Period specified in Section 4.d.iii immediately below, with the Offer Period to commence on the date of issuance of the Note.

iii. The Buyer may accept an Offering with respect to all, or any portion, of the Subscription Amount. To accept an Offer, in whole or in part, the Buyer must deliver a written notice to the Company prior to the end of the third (3rd) Business Day after the Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of the Subscription Amount that the Buyer definitively elects to purchase (the “Notice of Acceptance”).

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e. Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any action or proceeding that may be brought by the Buyer in order to enforce any right or remedy under this Agreement, the Note, the Pledge Agreement, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, and any document, agreement or instrument contemplated thereby. Notwithstanding any provision to the contrary contained in this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, and any document, agreement or instrument contemplated thereby, it is expressly agreed and provided that the total liability of the Company under this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, or any document, agreement or instrument contemplated thereby for payments which under New York law are in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums which under New York law in the nature of interest that the Company may be obligated to pay under this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, and any document, agreement or instrument contemplated thereby exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by New York law and applicable to this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, and any document, agreement or instrument contemplated thereby is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, and any document, agreement or instrument contemplated thereby from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Buyer with respect to indebtedness evidenced by this Agreement, the Note, the Pledge Agreement , the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, and any document, agreement or instrument contemplated thereby, such excess shall be applied by the Buyer to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Buyer’s election.

f. Restriction on Activities. Commencing as of the date first above written, and until the the Note is no longer outstanding, the Company shall not, directly or indirectly, without the Buyer’s prior written consent, which consent shall not be unreasonably withheld: (a) change the nature of its business; (b) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business, expressly excluding the sale or license of the Company’s metal-air battery business, which is not core to the Company’s business; or (c) accept any offers for a variable rate debt transactions (i.e., transactions where the conversion or exercise price of the security issued by the Company varies based on the market price of the Common Stock).

g. Listing. So long as the Securities are outstanding , the Company will maintain the listing and trading of its Common Stock on the OTCBB or any equivalent replacement exchange or electronic quotation system (including but not limited to the Pink Sheets electronic quotation system) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from the OTCBB and any other exchanges or electronic quotation systems on which the Common Stock is then traded regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

h. Corporate Existence. The Company will, so long as the Buyer beneficially owns any of the Securities, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading or quotation on the OTCBB, any tier of the NASDAQ Stock Market, the New York Stock Exchange or the NYSE MKT.

i. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

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j. Breach of Covenants. The Company acknowledges and agrees that if the Company breaches any of the covenants set forth in this Section 4, in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under Section 3.4 of the Note.

k. Compliance with 1934 Act; Public Information Failures. For so long as any of the Securities are outstandinghe Company shall comply with the reporting requirements of the 1934 Act at all times. During the period that the Buyer beneficially owns the Note or the Warrant or any of the Conversion Shares, if the Company shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirements under Rule 144(c) or (ii) if the Company becomes an issuer described in Rule 144(i)(1)(i), and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (each, a “Public Information Failure”) then, as partial relief for the damages to the Buyer by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available pursuant to this Agreement, the Note or the Warrant, or at law or in equity), the Company shall pay to the Buyer an amount in cash equal to two percent (2%) of the Purchase Price on each of trading day of a Public Information Failure until the date such Public Information Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 4(k) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (iii) the third business day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 2% per month (prorated for partial months) until paid in full.

l. Intentionally left blank.

m. Disclosure of Transactions and Other Material Information. By 9:00 a.m., New York time, on or before the fourth calendar day following the date this Agreement has been fully executed (and if such day falls on a weekend, then no later than the immediately following trading day), the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching this Agreement, the form of Note, the form of Pledge Agreement, the form of Security Agreement and the form of Warrant (the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Buyer shall ensure that it is not in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Buyer or any of its affiliates, on the other hand, shall terminate.

n. Legal Counsel Opinions. Upon the request of the Buyer from to time to time, the Company shall be responsible (at its cost) for promptly supplying to the Company’s transfer agent and the Buyer a customary legal opinion letter of its counsel (the “Legal Counsel Opinion”) to the effect that the resale of the Conversion Shares and the Warrant Shares by the Buyer or its affiliates, successors and assigns is exempt from the registration requirements of the 1933 Act pursuant to Rule 144 (provided the requirements of Rule 144 are satisfied and provided the Conversion Shares and the Warrant Shares are not then registered under the 1933 Act for resale pursuant to an effective registration statement). Should the Company’s legal counsel fail for any reason to issue the Legal Counsel Opinion, the Buyer may (at the Company’s cost) secure another legal counsel to issue the Legal Counsel Opinion, and the Company will instruct its transfer agent to accept such opinion.

o. Piggyback Registration Rights. The Company hereby grants to the Buyer the registration rights set forth on Exhibit F hereto.

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p. Most Favored Nation. While the Note or any principal amount, interest or fees or expenses due thereunder remain outstanding and unpaid, the Company shall not enter into any public or private offering of its securities (including securities convertible into shares of Common Stock) with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable in any material respect to such Other Investor than the rights and benefits established in favor of the Buyer by this Agreement, the Note, the Pledge Agreement, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, or the Warrant unless, in any such case, the Buyer has been provided with such rights and benefits pursuant to a definitive written agreement or agreements between the Company and the Buyer.

q. Subsequent Variable Rate Transactions. From the date hereof until such time as the Buyer no longer holds the Note or any of the Conversion Shares, the Company shall be prohibited from effecting or entering into an agreement involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding the foregoing, and for the avoidance of doubt, the Company may enter into a Variable Rate Transaction, at its election, provided the closing proceeds of a Variable Rate Transaction are utilized to repay the Note in full,

5. Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for, upon conversion of the Note, the Conversion Shares (upon the occurrence of an Event of Default pursuant to Section 3 of the Note) and upon exercise of the Warrant, the Warrant Shares, in such amounts as specified from time to time by the Buyer to the Company in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserved shares of Common Stock in the Reserved Amount (as defined in the Note)) signed by the successor transfer agent to the Company and the Company. Prior to registration of the Conversion Shares or the Warrant Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Securities to be issued to the Buyer upon conversion of or otherwise pursuant to the Note or upon exercise of or otherwise pursuant to the Warrant as and when required by the Note, the Warrant and this Agreement; (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Securities issued to the Buyer upon conversion of or otherwise pursuant to the Note or upon exercise of or otherwise pursuant to the Warrant as and when required by the Note, the Warrant and this Agreement and (iv) it will provide any required corporate resolutions and issuance approvals to its transfer agent within one (1) business day of each conversion of the Note or exercise of the Warrant. Nothing in this Section shall affect in any way the Buyer’s obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If the Buyer provides the Company, at the cost of the Company, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Securities, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

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6. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Note to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. The Buyer shall have executed this Agreement and delivered the same to the Company.

b. The Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

e. Each of Gregory Hrncir and Kevin Maloney shall have executed the Pledge Agreement and delivered the same to the Company.

f. The Company, the Buyer and each of the Lenders (as defined below) shall have executed an intercreditor agreement in form satisfactory to the Buyer setting out the relative rights of the Buyer and the Lenders (the “Intercreditor Agreement”).

7. Conditions to The Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Note, on the Closing Date, is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

a. The Company shall have executed this Agreement and delivered the same to the Buyer.

b. The Company shall have delivered to the Buyer the duly executed Note in such denominations as the Buyer shall request and in accordance with Section 1(b) above.

c. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent.

d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

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f. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

g. Trading in the Common Stock on the OTCBB shall not have been suspended by the SEC, FINRA or the OTCBB.

h. The Company shall have delivered to the Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days of the Closing Date.

i. The Company shall have obtained and delivered to the Buyer written waivers and/or consents in favor of Buyer (in a form acceptable to the Buyer) from all existing lenders of the Company, including, without limitation, Novus Capital Group, LLC, James Baez-Silva, Kevin Maloney, and Stephen Hall, (collectively, the “Lenders”), (i) approving the Company’s entry into this Agreement, the Note, and the transactions contemplated hereby and thereby, including the incurrence of the indebtedness evidenced by the Note and (ii) waiving any rights that they may have to declare a default and to pursue any remedies or impose any penalties thereon until no earlier than December __, 2016.

j. Each of Gregory Hrncir and Kevin Maloney shall have executed the Pledge Agreement and delivered the same to the Buyer.

k. The Company, the Buyer and each of the Lenders shall have executed Intercreditor Agreement.

l. The Company, the Buyer and the other investors shall have entered into the Security Agreement.

m. The Buyers shall have received an opinion satisfactory in form and substance to them from Gregory Hrncir.

n. The Company, the Buyer and each of the Lenders shall have executed the IP Security Agreement of even date herewith.

8. Governing Law; Miscellaneous.

a. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement, the Note, the Pledge Agreement, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, the Warrant or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Note, the Pledge Agreement, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, the Warrant or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. A facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature. Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed validly delivery thereof.

c. Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and the Buyer and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement, the Note, the Pledge Agreement, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, the Warrant or any other agreement or instrument delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement, the Note, the Pledge Agreement,, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, the Warrant or any other agreement, certificate, instrument or document contemplated hereby or thereby.

e. Entire Agreement; Amendments. This Agreement, the Note, the Pledge Agreement, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, the Warrant and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement, the Note, the Pledge Agreement, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, the Warrant or any agreement or instrument contemplated hereby may be waived or amended other than by an instrument in writing signed by the Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

QUANTUMSPHERE, INC.

2905 Tech Center Drive

Santa Ana, CA 92705

Attention: Kevin Maloney

e-mail: kmaloney@qsinano.com

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If to the Buyer:

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

1040 First Avenue, Suite 190

New York, NY 10022

Attn: Eli Fireman

e-mail: eli@firstfirecapital.com

With a copy by e-mail only to (which copy shall not constitute notice):

ELLENOFF GROSSMAN & SCHOLE LLP

1345 Avenue of the Americas

New York, NY 10105

Attn: Lawrence A. Rosenbloom, Esq.

e-mail: lrosenbloom@egsllp.com

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company r shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. Notwithstanding the foregoing, subject to Section 2(f), the Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Publicity. The Company, and the Buyer shall have the right to review a reasonable period of time before issuance of any press releases, SEC, OTCBB or FINRA filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, OTCBB (or other applicable trading market) or FINRA filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

k. Expense Reimbursement; Further Assurances. At the Closing to occur as of the Closing Date, the Company shall pay on behalf of the Buyer or reimburse the Buyer for its legal fees and expenses incurred (which may be added to Buyer’s Note, if so desired by Buyer) in connection with this Agreement in the amount of $12,500. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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m. Indemnification. In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, or the Warrant, the Company shall defend, protect, indemnify and hold harmless the Buyer and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, or the Warrant or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Note or the Warrant or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, or the Warrant or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of the Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

n. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, or the Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, or the Warrant, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, or the Warrant and to enforce specifically the terms and provisions hereof or thereof, without the necessity of showing economic loss and without any bond or other security being required.

o. Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyer hereunder or pursuant to the Note or the Warrant, or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

p. Failure or Indulgence Not Waiver. No failure or delay on the part of the Buyer in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Buyer existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

QUANTUMSPHERE, INC.

By:
Name:	KEVIN MALONEY
Title:	CHIEF EXECUTIVE OFFICER

BUYER:

By:

By:

SUBSCRIPTION AMOUNT:

Principal Amount of Note: $_____________

Actual Amount of Purchase Price of Note: $________________

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EXHIBIT A

FORM OF NOTE

THIS INSTRUMENT CONTAINS AN AFFIDAVIT OF CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS BORROWER MAY HAVE AND ALLOWS THE HOLDER TO OBTAIN A JUDGMENT AGAINST BORROWER WITHOUT ANY FURTHER NOTICE.

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH MAY BE THE LEGAL COUNSEL OPINION (AS DEFINED IN THE PURCHASE AGREEMENT)), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $___________	Issue Date: June [__], 2016
Actual Amount of Purchase Price: $__________

SECURED PROMISSORY NOTE

FOR VALUE RECEIVED, QUANTUMSPHERE, INC., a Nevada corporation (hereinafter called the “Borrower” or the “Company”), hereby promises to pay to the order of _______________________, or registered assigns (the “Holder”) in the form of lawful money of the United States of America by October [__], 2016 (the “Maturity Date”), the principal sum of $______________, which amount is the $___________ actual amount of the purchase price hereof plus a 15% original issue discount (the “Principal Amount”) and to pay interest on the unpaid Principal Amount hereof at the rate of five percent (5%) (the “Interest Rate”) per annum from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise.

This Note may not be prepaid or repaid in whole or in part except as otherwise explicitly set forth herein.

The obligations of the Company under this Note are secured by (i) an aggregate of 318,138 shares of Common Stock, (ii) stock options to purchase an aggregate of 2,290,700 shares of Common Stock under the Company’s 2014 Equity Incentive Plan (2,057,362 shares of which are vested, and 233,338 shares of which are subject to satisfaction of vesting conditions), and (iii) warrants to purchase an aggregate of 1,000,000 shares of Common Stock (fully vested), pursuant to that certain Pledge Agreement, dated as of the date hereof, by and among the Gregory Hrncir, Kevin Maloney and the Holder (the “Pledge Agreement” and (ii) all of the assets of the Company and its Subsidiaries, pursuant to the terms of the Security Agreement, dated as of the date hereof, by and among the Borrower, its Subsidiaries and the Secured Parties (as defined therein) .

Interest shall commence accruing on the date that the Note is fully funded and shall be computed on the basis of a 365-day year and the actual number of days elapsed. Any Principal Amount or interest on this Note which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date thereof until the same is paid (“Default Interest”).

All payments due hereunder (to the extent not converted, which shall only occur upon an event of default under Section 3 herein, into shares of common stock, $0.001 par value per share, of the Borrower (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date.

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Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement, dated as of the Issue Date, pursuant to which this Note was originally issued (the “Purchase Agreement”). As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. As used herein, the term “Trading Day” means any day that shares of Common Stock are listed for trading or quotation on the OTCBB (as defined in the Purchase Agreement), any tier of the NASDAQ Stock Market, the New York Stock Exchange or the NYSE MKT.

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1 Conversion Right Upon Event of Default. The Holder shall have the right, at any time beginning from and after the occurrence of any Event of Default hereunder and ending on the date of the payment in full of all outstanding Principal Amount and interest under this Note, to convert all or any portion of the then outstanding and unpaid Principal Amount plus accrued interest (including any Default Interest) under this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified, at the Conversion Price (as defined below) determined as provided herein (a “Conversion”); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of Conversion Shares issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the then outstanding shares of Common Stock. For purposes of the proviso set forth in the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of Conversion Shares to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 4:00 p.m., New York, New York time on such conversion date (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the Principal Amount of this Note to be converted in such conversion plus (2) at the Holder’s option, accrued and unpaid interest, if any, on such Principal Amount at the Interest Rate to the Conversion Date, plus (3) at the Holder’s option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2).

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1.2 Conversion Price Upon Event of Default.

(a) Calculation of Conversion Price. The per share conversion price into which any Principal Amount and interest (including any Default Interest) under this Note shall be convertible into shares of Common Stock hereunder (the “Conversion Price”) shall be equal to 60% multiplied by the volume-weighted average price of the Common Stock on the OTCQB (or if not reported, as calculated by the Holder in good faith) during the thirty (30) consecutive Trading Day period immediately preceding the Trading Day that the Company receives a Notice of Conversion; and provided, further, however, and notwithstanding the above calculation of the Conversion Price or any other calculation of Conversion Price pursuant to this Section 1.2, if the closing bid price of the Common Stock is less than the Conversion Price on the date following the Conversion Date (the “Free Trading Share Receipt Date”) on which the Holder actually receives from the Company or its transfer agent Conversion Shares issuable pursuant to this Section 1 which are immediately upon receipt unrestricted and freely tradable by the Holder either by way of (A) registration under the 1933 Act or (B) pursuant to Rule 144 under the 1933 Act (or a successor rule) (“Rule 144”), Rule 144A under the 1933 Act (or a successor rule) (“Rule 144A”) or Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), then the Conversion Price shall be deemed to have been retroactively adjusted, as of the Conversion Date, to a price equal to 75% multiplied by the closing bid price of the Common Stock on the Free Trading Shares Receipt Date (the “Free Trading Shares Receipt Date Conversion Price”), and the Company shall, on the Trading Day following the Free Trading Share Receipt Date, issue to the Holder additional shares of unrestricted, freely tradable Common Stock equal to the difference between (Y) the number of Conversion Shares receivable upon conversion of the applicable Conversion Amount at the Conversion Price and (Z) the number of Conversion Shares receivable upon conversion of the applicable Conversion Amount at the Free Trading Shares Receipt Date Conversion Price; and provided, further, however, and notwithstanding the above calculation of the Conversion Price, if, prior to the repayment or conversion of this Note, in the event the Borrower consummates a registered or unregistered primary offering of its securities for capital raising purposes (a “Primary Offering”), the Holder shall have the right, in its discretion, to (x) demand repayment in full of an amount equal to any outstanding Principal Amount and interest (including Default Interest) under this Note as of the closing date of the Primary Offering.

(b) Conversion Price During Major Announcements. Notwithstanding anything contained in Section 1.2(a) to the contrary, in the event the Borrower (i) makes a public announcement that it intends to be acquired by, consolidate or merge with any other corporation or entity (other than a merger in which the Borrower is the surviving or continuing corporation and its capital stock is unchanged) or sell or transfer all or substantially all of the assets of the Borrower or (ii) any person, group or entity (including the Borrower) publicly announces a tender offer to purchase 50% or more of the Common Stock (or any other takeover scheme) (any such transaction referred to in clause (i) or (ii) being referred to herein as a “Change in Control” and the date of the announcement referred to in clause (i) or (ii) is being referred to herein as the “Announcement Date”), then the Conversion Price shall, effective upon the Announcement Date and continuing through the Adjusted Conversion Price Termination Date (as defined below), be equal to the lower of (x) the Conversion Price and (y) a 25% discount to the Acquisition Price (as defined below). From and after the Adjusted Conversion Price Termination Date, the Conversion Price shall be determined as set forth in Section 1.2(a). For purposes hereof, “Adjusted Conversion Price Termination Date” shall mean, with respect to any proposed Change in Control for which a public announcement as contemplated by this Section 1.2(b) has been made, the date upon which the Borrower (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) consummates or publicly announces the termination or abandonment of the proposed Change in Control which caused this Section 1.2(b) to become operative. For purposes hereof, “Acquisition Price” shall mean a price per share of Common Stock derived by dividing (x) the total consideration (in cash, equity, earn-out or similar payments or otherwise) paid or to be paid to the Borrower or its shareholders in the Change in Control transaction by (y) the number of authorized shares of Common Stock outstanding as of the business day prior to the Announcement Date.

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1.3 Authorized and Reserved Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of a number of Conversion Shares equal to the greater of: (a) 5,000,000 shares of Common Stock or (b) the sum of (i) the number of Conversion Shares issuable upon the full conversion of this Note (assuming no payment of Principal Amount or interest) as of any issue date (taking into consideration any adjustments to the Conversion Price pursuant to Section 2 hereof or otherwise) multiplied by (ii) five (5) (the “Reserved Amount”). The Reserved Amount shall be recalculated each month and the Company shall notify its transfer agent and the Holder in writing by the first day of the following month of the new Reserved Amount. In the event that the Borrower shall be unable to reserve the entirety of the Reserved Amount (the “Reserve Amount Failure”), the Borrower shall promptly take all actions necessary to increase its authorized share capital to accommodate the Reserved Amount (the “Authorized Share Increase”), including without limitation, all board of directors actions and approvals and promptly (but no less than 60 days following the calling and holding a special meeting of its shareholders no more than 60 days following the Reserve Amount Failure to seek approval of the Authorized Share Increase via the solicitation of proxies. Notwithstanding the foregoing, in no event shall the Reserved Amount be lower than the initial Reserved Amount, regardless of any prior conversions. The Borrower represents that upon issuance, the Conversion Shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of Conversion Shares into which this Note shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of this Note. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Conversion Shares or instructions to have the Conversion Shares issued as contemplated by Section 1.4(f) hereof, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates or cause the Company to electronically issue shares of Common Stock to execute and issue the necessary certificates for the Conversion Shares or cause the Conversion Shares to be issued as contemplated by Section 1.4(f) hereof in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under this Note.

1.4 Method of Conversion Upon Event of Default.

(a) Mechanics of Conversion. This Note may be converted by the Holder in whole or in part, on any Trading Day from and after the occurrence of any Event of Default hereunder and ending on the date of the payment in full of all outstanding Principal Amount and interest under this Note, by submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 4:00 p.m., New York, New York time). Any Notice of Conversion submitted after 4:00 p.m., New York, New York time, shall be deemed to have been delivered and received on the next Trading Day.

(b) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid Principal Amount is so converted. The Holder and the Borrower shall maintain records showing the Principal Amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, prima facie, be controlling and determinative in the absence of any error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid Principal Amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted Principal Amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(c) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder’s account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

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(d) Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail or overnight FedEx of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Conversion Shares (or cause the electronic delivery of the Conversion Shares as contemplated by Section 1.4(f) hereof) within two (2) Trading Days after such receipt (the “Deadline”) (and, solely in the case of conversion of the entire unpaid Principal Amount and interest (including any Default Interest) under this Note, surrender of this Note). If the Company shall fail for any reason or for no reason to issue to the Holder on or prior to the Deadline a certificate for the number of Conversion Shares or to which the Holder is entitled hereunder and register such Conversion Shares on the Company’s share register or to credit the Holder’s balance account with DTC (as defined below) for such number of Conversion Shares to which the Holder is entitled upon the Holder’s conversion of this Note (a “Conversion Failure”), then, in addition to all other remedies available to the Holder, (i) the Company shall pay in cash to the Holder on each day after the Deadline and during such Conversion Failure an amount equal to 2.0% of the product of (A) the sum of the number of Conversion Shares not issued to the Holder on or prior to the Deadline and to which the Holder is entitled and (B) the closing sale price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such Conversion Shares to the Holder without violating this Section 1.4(d); and (ii) the Holder, upon written notice to the Company, may void its Notice of Conversion with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Notice of Conversion; provided that the voiding of an Notice of Conversion shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice. In addition to the foregoing, if on or prior to the Deadline the Company shall fail to issue and deliver a certificate to the Holder and register such Conversion Shares on the Company’s share register or credit the Holder’s balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company, then the Company shall, within three (3) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other reasonable and customary out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Conversion Shares) or credit such Holder’s balance account with DTC for such Conversion Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Conversion Shares or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing sales price of the Common Stock on the date of exercise. Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing the Conversion Shares (or to electronically deliver such Conversion Shares) upon the conversion of this Note as required pursuant to the terms hereof.

(e) Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Conversion Shares issuable upon such conversion, the outstanding Principal Amount and the amount of accrued and unpaid interest (including any Default Interest) under this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for the Conversion Shares (or cause the electronic delivery of the Conversion Shares as contemplated by Section 1.4(f) hereof) shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 6:00 p.m., New York, New York time, on such date.

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(f) Delivery of Conversion Shares by Electronic Transfer. In lieu of delivering physical certificates representing the Conversion Shares issuable upon conversion hereof, provided the Borrower is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer or Deposit/Withdrawal at Custodian programs, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Conversion Shares issuable upon conversion hereof to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

1.5 Concerning the Shares. The Conversion Shares issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the 1933 Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be the Legal Counsel Opinion (as defined in the Purchase Agreement)) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144, Rule 144A or Regulation S or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor (as defined in the Purchase Agreement). Except as otherwise provided in the Purchase Agreement (and subject to the removal provisions set forth below), until such time as the Conversion Shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for the Conversion Shares that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH MAY BE THE LEGAL COUNSEL OPINION (AS DEFINED IN THE PURCHASE AGREEMENT)), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue to the Holder a certificate for the applicable Conversion Shares without such legend upon which it is stamped or (as requested by the Holder) issue the applicable Conversion Shares by electronic delivery by crediting the account of such holder’s broker with DTC, if, unless otherwise required by applicable state securities laws: (a) such Conversion Shares are registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Company or the Holder provides the Legal Counsel Opinion (as contemplated by and in accordance with Section 4(m) of the Purchase Agreement) to the effect that a public sale or transfer of such Conversion Shares may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance. The Holder agrees to sell all Conversion Shares, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Holder with respect to the transfer of Conversion Shares pursuant to an exemption from registration, such as Rule 144, Rule 144A or Regulation S, at the Deadline, notwithstanding that the conditions of Rule 144, Rule 144A or Regulation S, as applicable, have been met, it will be considered an Event of Default under this Note.

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1.6 Effect of Certain Events.

(a) Effect of Merger, Consolidation, Etc. At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, or the consolidation, merger or other business combination of the Borrower with or into any other Person (as defined below) or Persons when the Borrower is not the survivor shall either: (i) be deemed to be an Event of Default (as defined in Article III) pursuant to which the Borrower shall be required to pay to the Holder upon the consummation of and as a condition to such transaction an amount equal to the Default Amount (defined in Section 3.21) or (ii) be treated pursuant to Section 1.6(b) hereof. “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

(b) Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to conversion of all of this Note, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Borrower shall not effectuate any transaction described in this Section 1.6(b) unless (a) it first gives, to the extent practicable, at least thirty (30) days prior written notice (but in any event at least fifteen (15) days prior written notice) of the record date of the special meeting of shareholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section 1.6(b). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(c) Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

(d) Purchase Rights. If, at any time when all or any portion of this Note is issued and outstanding, the Borrower issues any convertible securities or rights to purchase stock, warrants, securities or other property (the “Purchase Rights”) pro rata to the record holders of any class of Common Stock, then the Holder of this Note will be entitled to acquire, in cash and upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. For the avoidance of doubt, notice is hereby provided that the Borrower will be undertaking a private placement of securities (the “Private Placement”) following the issuance of this Note. Holders may exercise its Purchase Rights with respect to the Private Placement by notifying the Borrower in writing of its firm intention to participate with a cash investment in the Private Placement, including the amount of its participation, pro rata to the record holders of Common Stock of Borrower.

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(e) Dilutive Issuance. If the Borrower, at any time while this Note or any amounts due hereunder are outstanding, issues, sells or grants (or has issued, sold or granted as of the Issue Date, as the case may be) any option to purchase, or sells or grants any right to reprice, or otherwise disposes of, or issues (or has sold or issued, as the case may be, or announces any sale, grant or any option to purchase or other disposition), any Common Stock or other securities convertible into, exercisable for, or otherwise entitle any person or entity the right to acquire, shares of Common Stock (including, without limitation, upon conversion of any convertible notes or warrants outstanding as of or following the Issue Date, but expressly excluding any outstanding options to purchase shares of common stock pursuant to the Company’s 2014 Equity Incentive Plan in existence as of the date of issuance of this Note), in each or any case at an effective price per share that is lower than (a) the then Conversion Price or (b) in the event that any such issuance, sale or grant occurs prior to the occurrence of an Event of Default, the initial Conversion Price following the occurrence of an Event of Default (such lower price in either case, the “Base Conversion Price” and such issuances in either case, collectively, a “Dilutive Issuance”) (it being agreed that if the holder of the Common Stock or other securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to a price equal to the Base Conversion Price. If the Company enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible price per share at which such securities could be issued in connection with such Variable Rate Transaction. Such adjustment shall be made whenever such Common Stock or other securities are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 1.6(e) in respect of an Exempt Issuance. In the event of an issuance of securities involving multiple tranches or closings, any adjustment pursuant to this Section 1.6(e) shall be calculated as if all such securities were issued at the initial closing.

An “Exempt Issuance” shall mean the issuance of (a) shares of Common Stock or other securities to employees, officers or directors of the Company pursuant to the Company’s 2014 Equity Incentive Plan; (b) securities issued pursuant to a merger, consolidation, acquisition or similar business combination approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; (c) securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by a majority of the disinterested directors of the Company; or (d) issued in the Private Placement in an amount sufficient to repay in full all of the Notes.

(f) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

1.7 Trading Market Limitations. Unless permitted by the applicable rules and regulations of the principal securities market on which the Common Stock is then listed or traded, in no event shall the Borrower issue upon conversion of or otherwise pursuant to this Note more than the maximum number of shares of Common Stock that the Borrower can issue pursuant to any rule of the principal United States securities market on which the Common Stock is then traded (the “Maximum Share Amount”), which shall be 4.99% of the total shares outstanding on the Initial Closing Date (as defined in the Purchase Agreement), subject to equitable adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the Issue Date. Once the Maximum Share Amount has been issued, if the Borrower fails to satisfy any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Borrower or any of its securities on the Borrower’s ability to issue shares of Common Stock in excess of the Maximum Share Amount, in lieu of any further right to convert this Note, this will be considered an Event of Default under Section 3.3 of the Note.

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1.8 Status as Shareholder. Upon submission of a Notice of Conversion by a Holder, (i) the Conversion Shares covered thereby (other than the Conversion Shares, if any, which cannot be issued because their issuance would exceed such Holder’s allocated portion of the Reserved Amount or Maximum Share Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower) the Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and the Borrower shall, as soon as practicable, return such unconverted Note to the Holder or, if the Note has not been surrendered, adjust its records to reflect that such portion of this Note has not been converted. In all cases, the Holder shall retain all of its rights and remedies for the Borrower’s failure to convert this Note.

1.9 Prepayment. Notwithstanding anything to the contrary contained in this Note, at any time prior to or as of (but not following) the Maturity Date, the Borrower shall have the right, exercisable on not less than one (1) Trading Day prior written notice to the Holder of the Note, to prepay the outstanding Principal Amount of this note together with accrued interest (including any Default Interest) then due under this Note, in whole or in part, in accordance with this Section 1.9. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to the Holder of the Note at its registered addresses or via facsimile or email and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than three (3) Trading Days from the date of the Optional Prepayment Notice. On the date fixed for prepayment (the “Optional Prepayment Date”), the Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one (1) business day prior to the Optional Prepayment Date. If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount in cash (the “Optional Prepayment Amount”) equal to the sum of: (w) 115% multiplied by the Principal Amount plus (x) accrued and unpaid interest on the Principal Amount to the Optional Prepayment Date plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and (x).

1.10 Repayment from Financing Proceeds. While any portion of the outstanding Principal Amount and interest (including Default Interest) under this Note are due and owning, if the Company receives cash proceeds from any source or series of related or unrelated sources, including but not limited to, from the issuance of equity or debt (including but not limited to the Private Placement), the conversion of outstanding warrants of the Borrower, the issuance of securities pursuant to an equity line of credit of the Borrower or the sale or divestiture of the Company’s metal-air battery business or any other assets, the Borrower shall, within three (3) business days of Borrower’s receipt of such proceeds, inform the Holder of such receipt, following which the Holder shall have the right in its sole discretion to require the Borrower to immediately apply all or any portion of such proceeds to repay all or any portion of the outstanding Principal Amount of this note together with accrued interest (including any Default Interest) then due under this Note. Failure of the Borrower to comply with this provision shall constitute an Event of Default. In the event that such proceeds are received by the Holder on or prior to the Maturity Date, the required prepayment shall be subject to the terms of Section 1.9 herein.

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ARTICLE II. RANKING AND CERTAIN COVENANTS

2.1 Security. The obligations of the Company under this Note are secured by (i) an aggregate of 318,138 shares of Common Stock, (ii) stock options to purchase an aggregate of 2,290,700 shares of Common Stock under the Company’s 2014 Equity Incentive Plan (2,057,362 shares of which are vested, and 233,338 shares of which are subject to satisfaction of vesting conditions), and (iii) warrants to purchase an aggregate of 1,000,000 shares of Common Stock (fully vested) held by Gregory Hrncir and Kevin Maloney, pursuant to the Pledge Agreement and (ii) all of the assets of the Borrower and its Subsidiaries, pursuant to the Security Agreement.

2.2 Other Indebtedness. Subject to the terms of the Intercreditor Agreement and except for indebtedness outstanding immediately prior to the date hereof, so long as the Borrower shall have any obligation under this Note, the Borrower shall not (directly or indirectly through any Subsidiary or affiliate) incur or suffer to exist or guarantee any Indebtedness that is senior to or pari passu with (in priority of payment and performance) the Borrower’s obligations hereunder. As used in this Section 2.2, the term “Borrower” means the Borrower and any Subsidiary of the Borrower. As used herein, the term “ Indebtedness” means, for the period following issuance of the Note and while Borrower shall have any obligation under this Note (a) all indebtedness of the Borrower for borrowed money or for the deferred purchase price of property or services, including any type of letters of credit, but not including deferred purchase price obligations in place as of the Issue Date and as disclosed in the SEC Documents or obligations to trade creditors incurred in the ordinary course of business, (b) all obligations of the Borrower evidenced by notes, bonds, debentures or other similar instruments, (c) purchase money indebtedness hereafter incurred by the Borrower to finance the purchase of fixed or capital assets, including all capital lease obligations of the Borrower which do not exceed the purchase price of the assets funded, (d) all guarantee obligations of the Borrower in respect of obligations of the kind referred to in clauses (a) through (c) above that the Borrower would not be permitted to incur or enter into, and (e) all obligations of the kind referred to in clauses (a) through (d) above that the Borrower is not permitted to incur or enter into that are secured and/or unsecured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured and/or unsecured by) any lien or encumbrance on property (including accounts and contract rights) owned by the Borrower, whether or not the Borrower has assumed or become liable for the payment of such obligation.

2.3 Distributions on Capital Stock. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any shareholders’ rights plan which is approved by a majority of the Borrower’s disinterested directors.

2.4 Restriction on Stock Repurchases and Debt Repayments. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares, or repay any pari passu or subordinated indebtedness of Borrower or the outstanding Series O-2 Notes.

2.5 Sale of Assets. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition; provided, however, the Borrower may sell or divest its metal-air battery business so long as it does so in accordance with Section 1.10 hereof.

2.6 Advances and Loans; Affiliate Transactions. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, lend money, give credit, make advances to or enter into any transaction with any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Borrower, except loans, credits or advances (a) in existence or committed on the Issue Date and which the Borrower has informed Holder in writing prior to the Issue Date, (b) in regard to transactions with unaffiliated third parties, made in the ordinary course of business or (c) in regard to transactions with unaffiliated third parties, not in excess of $50,000. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, repay any affiliate (as defined in Rule 144) of the Borrower in connection with any indebtedness or accrued amounts owed to any such party.

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2.7 Preservation of Business and Existence, etc. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, change the nature of its business. In addition, so long as the Borrower shall have any obligation under this Note, the Borrower shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries (other than dormant Subsidiaries that have no or minimum assets) to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary. Furthermore, so long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, (i) sell, divest, acquire or change the structure of any material assets other than in the ordinary course of business or (ii) solicit any offers for, respond to any unsolicited offers for, or conduct any negotiations with, any other person or entity with respect to any Variable Rate Transaction or investment; provided, however, that the Borrower may sell or divest its metal-air battery business so long as it does so in accordance with Section 1.10 hereof.

2.8 Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate or Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note and take all action as may be required to protect the rights of the Holder.

2.9 Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note.

ARTICLE III. EVENTS OF DEFAULT

It shall be considered an event of default if any of the following events listed in this Article III (each, an “Event of Default”) shall occur; provided, however, that, except in the case of the Events of Default listed in Sections 3.1, 3.2, 3.4, 3.5, 3.6, 3.7, 3.9, 3.10, 3.11, 3.14, 3.16, 3.17, 3.18, 3.19 or 3.20 below, the Borrower shall have five (5) business days to cure such Event of Default unless a lesser number of days is required pursuant to the provisions of this Article III:

3.1 Failure to Pay Principal or Interest. The Borrower fails to pay the Principal Amount hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

3.2 Conversion and the Shares. The Borrower (i) fails to issue Conversion Shares to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, (ii) fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for the Conversion Shares issuable to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or (iii) the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for the Conversion Shares issuable to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Conversion Shares issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an Event of Default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower’s transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the Holder within forty eight (48) hours of a demand from the Holder.

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3.3 Breach of Agreements and Covenants. The Borrower breaches any material agreement, covenant or other material term or condition contained in the Purchase Agreement, this Note, the Warrant described in the Purchase Agreement, the Pledge Agreement, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith.

3.4 Breach of Representations and Warranties. Any representation or warranty of the Borrower made in the Purchase Agreement, this Note, the Warrant described in the Purchase Agreement, the Pledge Agreement, the Security Agreement, the Intercreditor Agreement, the Irrevocable Transfer Agent Instructions, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6 Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.7 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.8 Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the Over the Counter Bulletin Board, the OTCQB Market or any level of the Nasdaq Stock Market or the New York Stock Exchange (including the NYSE MKT).

3.9 Failure to Comply with the 1934 Act. The Borrower shall fail to comply with the reporting requirements of the 1934 Act and/or the Borrower shall cease to be subject to the reporting requirements of the 1934 Act. It shall be an Event of Default under this Section 3.9 if the Borrower shall file any Notification of Late Filing on Form 12b-25 with the SEC and Borrower fails to make the required filing under the 1934 Act during the prescribed period.

3.10 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.11Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

3.12 Maintenance of Assets. The failure by Borrower to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

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3.13 Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.14 Reverse Splits. The Borrower effectuates a reverse split of its Common Stock without twenty (20) days prior written notice to the Holder.

3.15 Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

3.16 DTC “Chill”. The DTC places a “chill” (i.e. a restriction placed by DTC on one or more of DTC’s services, such as limiting a DTC participant’s ability to make a deposit or withdrawal of the security at DTC) on any of the Borrower’s securities.

3.17 Illegality. Any court of competent jurisdiction issues an order declaring this Note, the Purchase Agreement or any provision hereunder or thereunder to be illegal.

3.18. DWAC Eligibility. In addition to the Event of Default in Section 3.16, the Common Stock is otherwise not eligible for trading through the DTC’s Fast Automated Securities Transfer or Deposit/Withdrawal at Custodian programs.

3.19 Cross-Default. The declaration of an event of default by any lender or other extender of credit to the Company under any notes, loans, agreements or other instruments of the Company evidencing any Indebtedness of the Company (including those filed as exhibits to or described in the Company’s filings with the SEC), after the passage of all applicable notice and cure or grace periods.

3.20 Variable Rate Transactions. The Borrower (i) issues shares of Common Stock (or convertible securities or Purchase Rights) pursuant to an equity line of credit of the Company or otherwise in connection with a Variable Rate Transaction (whether now existing or entered into in the future) or (ii) adjusts downward the “floor price” at which shares of Common Stock (or convertible securities or Purchase Rights) may be issued under an equity line of credit or otherwise in connection with a Variable Rate Transaction (whether now existing or entered into in the future).

3.21 Rights and Remedies Upon an Event of Default. Subject to applicable cure periods specifically provided for herein, upon the occurrence and during the continuation of any Event of Default specified in this Article III, exercisable through the delivery of written notice to the Borrower by the Holder (the “Default Notice”) (provided, however, that no Default Notice need be provided by the Holder and no notice and no cure period shall apply in the case of the Events of Default specified in Sections 3.1, 3.2, 3.4, 3.5, 3.6, 3.7, 3.9, 3.10, 3.11, 3.14 3.16, 3.17, 3.18, 3.19 or 3.20 above), this Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount (the “Default Amount”) equal to 125% of the Principal Amount then outstanding plus accrued interest (including any Default Interest) through the date of full repayment. Holder may, in its sole discretion, determine to accept payment part in Common Stock and part in cash. For purposes of payments in Common Stock, the conversion formula set forth in Section 1.2 shall apply. Upon an uncured Event of Default, all amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived by the Borrower, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity, including, without limitation, those set forth in Section 3.22 below.

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3.22 Holder’s Right to Confession of Judgment. Upon the occurrence and during the continuation of any Event of Default, and in addition to any other right or remedy of the Holder hereunder, under the Purchase Agreement or otherwise at law or in equity, the Borrower hereby irrevocably authorizes and empowers Holder or its legal counsel, each as the Borrower’s attorney-in-fact, to appear ex parte and without notice to the Borrower to confess judgment against the Borrower for the unpaid amount of this Note as evidenced by the Affidavit of Confession of Judgment signed by the Borrower as of the Issue Date and to be completed by the Holder or its counsel pursuant to the foregoing power of attorney (which power is coupled with an interest), a copy of which is attached as Exhibit B hereto (the “Affidavit”). The Affidavit shall set forth the amount then due hereunder, plus reasonable attorney’s fees and cost of suit, and to release all errors, and waive all rights of appeal. The Borrower waives the right to contest Holder’s rights under this Section 3.22, including without limitation the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing right and power to confess judgment will be deemed to exhaust such power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void, and such power shall continue undiminished and may be exercised from time to time as the Holder may elect until all amounts owing on this Note have been paid in full.

ARTICLE IV. MISCELLANEOUS

4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Holder existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

QUANTUMSPHERE, INC.

2905 Tech Center Drive

Santa Ana, CA 92705

Attention: Kevin Maloney

e-mail: kmaloney@qsinano.com

If to the Holder:

____________________________________

____________________________________

____________________________________

With a copy by e-mail only to (which copy shall not constitute notice):

ELLENOFF GROSSMAN & SCHOLE LLP

1345 Avenue of the Americas

New York, NY 10105

Attn: Lawrence A. Rosenbloom, Esq.

e-mail: lrosenbloom@egsllp.com

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4.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “Accredited Investor” (as defined in the Purchase Agreement). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral by Holder in connection with a bona fide margin account or other lending arrangement.

4.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6 Governing Law; Venue; Attorney’s Fees. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The Borrower hereby irrevocably waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTIONS CONTEMPLATED HEREBY. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The prevailing party in any action or dispute brought in connection with this the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

4.7 Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding Principal Amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

4.8 Purchase Agreement. The Company and the Holder shall be bound by the applicable terms of the Purchase Agreement and the documents entered into in connection herewith and therewith.

4.9 Notice of Corporate Events. Except as otherwise provided below, the Holder of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common Stock. The Borrower shall provide the Holder with prior notification of any meeting of the Borrower’s shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Borrower of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any Change in Control or any proposed liquidation, dissolution or winding up of the Borrower, the Borrower shall mail a notice to the Holder, at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time. The Borrower shall make a public announcement of any event requiring notification to the Holder hereunder substantially simultaneously with the notification to the Holder in accordance with the terms of this Section 4.9.

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4.10 Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

4.11 Construction; Headings. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

4.12 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any action or proceeding that may be brought by the Holder in order to enforce any right or remedy under this Note. Notwithstanding any provision to the contrary contained in this Note, it is expressly agreed and provided that the total liability of the Company under this Note for payments which under New York law are in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums which under New York law in the nature of interest that the Company may be obligated to pay under this Note exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by New York law and applicable to this Note is increased or decreased by statute or any official governmental action subsequent to the Issue Date, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to this Note from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Holder with respect to indebtedness evidenced by this the Note, such excess shall be applied by the Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Holder’s election.

4.13 Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law (including any judicial ruling), then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

[signature page follows]

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this _____ day of June, 2016.

QUANTUMSPHERE, INC.

By:
Name:	Kevin Maloney
Title:	Chief Executive Officer & President

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EXHIBIT A — NOTICE OF CONVERSION

The undersigned hereby elects to convert $______________ principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note (“Common Stock”) as set forth below, of QUANTUMSPHERE, INC., a Nevada corporation (the “Borrower”), according to the conditions of the Secured Promissory Note of the Borrower dated as of June ______, 2016 (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

[ ]	The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker:
Account Number:

[ ]	The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

_____________________ _____________________ _____________________

	Date of Conversion:	________________
	Applicable Conversion Price:	$
	Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Note:	________________
	Amount of Principal Balance Due remaining Under the Note after this conversion:	________________

By:
Name:
Title:
Date:

EXHIBIT B

Affidavit of Confession of Judgment

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

_______________________________________________ X

_______________________________________________,

Index No.
Plaintiff,
AFFIDAVIT OF CONFESSION OF
- against -		JUDGMENT

QUANTUMSPHERE, INC.,
Defendant.

_______________________________________________ X

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

Kevin Maloney, being duly sworn, hereby deposes and says:

1. I am the Chief Executive Officer and President of defendant QUANTUMSPHERE, INC. (“QSIM”). As such, I am fully familiar with all the facts and circumstances recited herein on personal knowledge. QSIM has its principal place of business at 2905 Tech Center Drive, Santa Ana, CA 92705. On behalf of QSIM, I hereby confess judgment in favor of ____________________ (“___________”), residing at _________________________, in the amount of ________________________ ($________), less any payments made on or after the date of this affidavit of confession of judgment, plus a default interest rate of fifteen percent (15%) percent per annum on said amount. In no event shall interest payable hereunder exceed the maximum permissible under applicable law.

2. I hereby authorize the Supreme Court of the State of New York to enter judgment against QSIM in the amount of in the amount ________________________________ ($__________), plus a default interest rate of fifteen percent (15%) per annum on said amount from the date of any default, plus the costs and reasonable attorneys’ fees that are set forth below, less any payments made on or after the date of this affidavit of confession of judgment, upon QSIM’s failure for any reason to timely make any payment to __________ called for by the Secured Promissory Note between of the parties, dated June __, 2016 (the “Note”), due to QSIM’s breach of Section 3.1 of the Note (failure to Pay Principal or Interest) or due to QSIM’s breach of its obligations that it owes to _______________ pursuant to Sections 3.2-3.20 of the Note.

3. In order to secure these obligations, QSIM agreed to simultaneously deliver with the execution of the Note this Affidavit of Confession of Judgment.

4. The sums confessed pursuant to this affidavit of confession of judgment are justly due and owing to ____________ under the following circumstances: QSIM entered into the Note pursuant to which QSIM promised to pay to the order of __________ the principal sum of _______________________________ ($____________) plus interest as provided for therein. The amounts confessed by this affidavit represent an investment in the Note by _____________ in QSIM and arise out of QSIM’s breach of its obligations under the Note.

5. QSIM agrees to pay any and all costs and expenses incurred by _____________ in enforcing the terms of this affidavit of confession of judgment, including reasonable attorneys’ fees and expenses at the rate of $475.00 per hour that _____________ incurs or is billed for in connection with enforcing the terms of the affidavit of confession of judgment, entering any Judgment, collecting upon said Judgment, and defending or prosecuting any appeals.

QUANTUMSPHERE, INC.

By:
Name:	Kevin Maloney
Title:	Chief Executive Officer & President

STATE OF CALIFORNIA	)
ss.:
COUNTY OF ORANGE	)

ACKNOWLEDGMENT

On June _____, 2016 before me personally came Kevin Maloney, to me known, who, by me duly sworn, did depose and say that deponent is the Chief Executive Officer and President of QUANTUMSPHERE, INC. the corporation described in, and which executed the foregoing affidavit of confession of judgment, that deponent knows the seal of the corporation, that the seal affixed to the affidavit of confession of judgment is the corporation’s seal, that it was affixed by order of the board of directors of the corporation and that deponent signed deponent’s name by like order.

Notary Public

SEAL:

[Signature Page to Affidavit of Confession of Judgment]

EXHIBIT B

FORM OF WARRANT

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Issuance Date: June [__], 2016

QUANTUMSPHERE, INC.

Common Stock Purchase Warrant

THIS CERTIFIES THAT, for value received, __________________________ (the “Holder”), is entitled to subscribe for and purchase, at the Exercise Price (as defined below), from QUANTUMSPHERE, INC., a Nevada corporation (the “Company”), shares of the Company’s common stock, par value $0.001 (the “Common Stock”), at any time prior to the 5:00 p.m., Eastern time, on June [__], 2021 (the “Warrant Exercise Term”).

This Warrant is issued in connection and subject to, the terms and conditions described in the Securities Purchase Agreement, dated June [__], 2016, between the Holder and the Company (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Agreement. As used herein, the term “Trading Day” means any day that shares of Common Stock are listed for trading or quotation on the OTCBB (as defined in the Agreement), any tier of the NASDAQ Stock Market, the New York Stock Exchange or the NYSE MKT (the “Trading Market”).

This Warrant is subject to the following terms and conditions:

1. Shares. The Holder has, subject to the terms set forth herein, the right to purchase up to an aggregate of _______________________ (________________) shares (the “Shares”) of Common Stock at a per share exercise price equal to the price per share of the Company’s next equity round of financing (the “Private Placement”)(as subject to adjustment as provided for herein, the “Exercise Price”).

2. Exercise of Warrant.

(a) Exercise. This Warrant may be exercised by the Holder at any time following the initial closing of the Private Placement, and prior to the expiration of the Warrant Exercise Term, in whole or in part, by delivering the notice of exercise attached as Exhibit A hereto (the “Notice of Exercise”), duly executed by the Holder to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, in cash by wire transfer of immediately available funds to the order of the Company and to an account designated by the Company, of the amount obtained by multiplying the number of Shares designated in the Notice of Exercise by the Exercise Price (the “Purchase Price”). For purposes hereof, “Exercise Date” shall mean the date on which all deliveries required to be made to the Company upon exercise of this Warrant pursuant to this Section 2(a) shall have been made.

(b) Issuance of Shares. Upon receipt by the Company from the Holder of a facsimile transmission or e-mail or overnight FedEx of a Notice of Exercise, the Company shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Shares (or cause the electronic delivery of the Shares as contemplated by Section 2(d) hereof) within three (3) Trading Days after such receipt (the “Deadline”). If the Company shall fail for any reason or for no reason to issue to the Holder on or prior to the Deadline a certificate for the number of Shares or to which the Holder is entitled hereunder and register such Shares on the Company’s share register or to credit the Holder’s balance account with DTC (as defined below) for such number of Shares to which the Holder is entitled upon the Holder’s exercise of this Warrant (an “Exercise Failure”), then, in addition to all other remedies available to the Holder, (i) the Company shall pay in cash to the Holder on each day after the Deadline and during such Exercise Failure an amount equal to 2.0% of the product of (A) the sum of the number of Exercise Shares not issued to the Holder on or prior to the Deadline and to which the Holder is entitled and (B) the closing sale price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such Shares to the Holder without violating this Section 2(b) and (ii) the Holder, upon written notice to the Company, may void its Notice of Exercise with respect to, and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Notice of Exercise; provided that the voiding of an Notice of Exercise shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice. In addition to the foregoing, if on or prior to the Deadline the Company shall fail to issue and deliver a certificate to the Holder and register such Shares on the Company’s share register or credit the Holder’s balance account with DTC for the number of Shares to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company, then the Company shall, within three (3) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other reasonable and customary out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Shares) or credit such Holder’s balance account with DTC for such Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Shares or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing sales price of the Common Stock on the date of exercise. Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing the Shares (or to electronically deliver such Shares) upon the exercise of this Warrant as required pursuant to the terms hereof.

(c) Obligation of Company to Deliver Common Stock. Upon receipt by the Company of a Notice of Exercise, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise and all rights with respect to the portion of this Warrant being so exercised shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such exercise. If the Holder shall have given a Notice of Exercise as provided herein, the Company’s obligation to issue and deliver the Shares (or cause the electronic delivery of the Shares as contemplated by Section 2(d) hereof) shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such exercise.

(d) Delivery of Shares by Electronic Transfer. In lieu of delivering physical certificates representing the Shares issuable upon exercise hereof, provided the Company is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of the Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Share issuable upon exercise hereof to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

(e) Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge of whatever nature in respect of such issuance and the Company shall bear any such taxes in respect of such issuance.

(f) Limitation on Beneficial Ownership. Notwithstanding anything to the contrary contained herein, that in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of this Warrant or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of Shares issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the then outstanding shares of Common Stock. The “beneficial ownership” of the Holder shall be determined in accordance with Section 13(d) of the 1934 Act, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of above, provided, however, that the limitations on exercise may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

(g) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if and only if a registration statement pursuant to the 1933 Act covering the resale of all or any portion of the Warrant Shares is not available for the resale of such Warrant Shares (such unregistered portion of the Warrant Shares, the “Unavailable Warrant Shares”), the Holder may, in its sole discretion, exercise this Warrant solely with respect to the Unavailable Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price for such Unavailable Warrant Shares, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

X	=	Y (A - B)
A

       with:

X = the number of Warrant Shares to be issued to the Holder

Y = the number of Unavailable Warrant Shares with respect to which the Warrant is being exercised

A = the fair value per share of Common Stock on the date of exercise of this Warrant

B = the then-current Exercise Price of the Warrant

Solely for the purposes of this paragraph, “fair value” per share of Common Stock shall mean (A) the average of the closing sales prices on the Trading Market for the twenty (20) Trading Days immediately preceding the date on which the Notice of Exercise is deemed to have been sent to the Company, or (B) if the Common Stock is not publicly traded as set forth above, as reasonably and in good faith determined by the Board of Directors of the Company as of the date which the Notice of Exercise is deemed to have been sent to the Company.

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a Cashless Exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for such shares shall be deemed to have commenced, on the date this Warrant was originally issued.

3. Adjustment of Exercise Price and Other Events.

(a) Adjustment for Reclassification, Consolidation or Merger. If while this Warrant, or any portion hereof, remains outstanding and unexpired there shall be (i) a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or other entity in which the Company shall not be the surviving entity, or a reverse merger in which the Company shall be the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity in one transaction or a series of related transactions, then, as a part of such reorganization, recapitalization, merger, consolidation, sale or transfer, unless otherwise directed by the Holder, all necessary or appropriate lawful provisions shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of capital stock or other securities or property that a holder of the Shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, recapitalization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, recapitalization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3. If the per share consideration payable to the Holder for Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, mergers, consolidations, sales and transfers and to the capital stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, recapitalization, merger, consolidation, sale or transfer upon exercise of this Warrant.

(b) Adjustments for Split, Subdivision or Combination of Shares. If while this Warrant, or any portion hereof, remains outstanding and unexpired the Company shall subdivide (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock subject to acquisition hereunder, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock subject to acquisition upon exercise of the Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock subject to acquisition hereunder, then, after the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock subject to acquisition upon exercise of the Warrant will be proportionately decreased.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of any class of securities as to which purchase rights under this Warrant exist at the time shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

(d) Adjustments for Dilutive Issuances . If, at any time while this Warrant is outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or other securities entitling any person to acquire shares of Common Stock at an effective price per share that is lower than the then Exercise Price (such lower price, the “Base Exercise Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or other securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the Exercise Price shall be reduced to equal the Base Exercise Price. Such adjustment shall be made whenever such Common Stock or other securities are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 3(d) in respect of an Exempt Issuance. In the event of an issuance of securities involving multiple tranches or closings, any adjustment pursuant to this Section 3(d) shall be calculated as if all such securities were issued at the initial closing.

An “Exempt Issuance” shall mean the issuance of (i) shares of Common Stock or other securities to employees, officers or directors of the Company pursuant to any stock or option or similar equity incentive plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose in a manner which is consistent with the Company’s prior business practices; (ii) securities issued pursuant to a merger, consolidation, acquisition or similar business combination approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a person (or to the equityholders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; or (iii) securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by a majority of the disinterested directors of the Company.

(e) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the entity succeeding to the Company (the “Successor Entity”) assumes in writing all of the obligations of the Company under this Warrant and the Agreement. Upon occurrence or consummation of the Fundamental Transaction, the Company and the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the occurrence or consummation of the Fundamental Transaction, as elected by the Holder solely at its option, shares of Common Stock, shares of capital stock of the Successor Entity (“Successor Capital Stock”) or, in lieu of the shares of Common Stock or Successor Capital Stock (or other securities, cash, assets or other property purchasable upon the exercise of this Warrant prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), which for purposes of clarification may continue to be shares of Common Stock, if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction, had this Warrant been exercised immediately prior to such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the occurrence or consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities, cash, assets or other property with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that, and any applicable Successor Entity shall ensure that, and it shall be a required condition to the occurrence or consummation of such Corporate Event that, the Holder will thereafter have the right to receive upon exercise of this Warrant at any time after the occurrence or consummation of the Corporate Event, shares of Common Stock or Successor Capital Stock or, if so elected by the Holder, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of this Warrant prior to such Corporate Event. The provisions of this Section 2(e) shall apply similarly and equally to successive Fundamental Transactions and Corporate Events.

(g) As used herein, the term “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to one or more entities, or (iii) make, or allow one or more entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all entities making or party to, or affiliated with any entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all entities making or party to, or Affiliated with any entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more entities whereby all such entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the entities making or party to, or affiliated with any entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock such that such modified Common Stock no longer has the residual right to dividends or distributions form the Company or the residual right to vote on matters given to the common stock holders under Nevada law, (B) that the Company shall, directly or indirectly, including through subsidiaries, affiliates or otherwise, in one or more related transactions, allow any entity individually or entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (C) directly or indirectly, including through subsidiaries, affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(i) Notice of Fundamental Transactions and Adjustments. The Company shall provide the Holder with no less than five (5) business days written notice of the public announcement of any Fundamental Transaction. In addition, upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

4. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be undertaken in accordance with the provisions of this Agreement.

5. Removal of Legend. The Holder shall have the right to cause restrictive legends removed from the Shares as provided for in the Agreement.

6. Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder. Instead, the Company shall round up, as nearly as practicable to the nearest whole Share, the number of Shares to be issued.

7. Rights of Stockholder. Except as expressly provided in Section 3 hereof, the Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

8. Transfer; Multiple Warrants; Lost Warrant; New Warrants. This Warrant and the Shares may be offered for sale, sold, transferred, pledged or assigned without the consent of the Company, provided that any such offer, sale, transfer, pledge or assignment must be undertaken in accordance with applicable law, rule and regulation (including the 1933 Act). This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants representing in the aggregate the right to purchase the number of Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Shares as is designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant representing the right to purchase the Warrant Shares then underlying this Warrant. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to this Section 8, the Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

9. Miscellaneous.

(a) This Warrant and disputes arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed wholly within such State, without regard to its conflict of law rules. Venue for resolution of disputes shall be as provided for in the Agreement.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The covenants of the respective parties contained herein shall survive the execution and delivery of this Warrant.

(d) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and of the Holder and of the Shares issued or issuable upon the exercise hereof.

(e) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject hereof.

(f) The Company shall not, by amendment of its Certificate or Articles of Incorporation or Bylaws, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder contained herein against impairment.

(g) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor.

(h) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

QUANTUMSPHERE, INC.

By:
Name:	Kevin Maloney
Title:	Chief Executive Officer & President

Exhibit A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

QUANTUMSPHERE, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of QUANTUMSPHERE, INC., a Nevada corporation (the “Company”), evidenced by the attached Common Stock Purchase Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

The holder shall tender payment for such shares of Common Stock (i) in the sum of $___________________ to the Company in accordance with the terms of the Warrant or (ii) via cashless exercise, in each case in accordance with the terms hereof.

The Company shall deliver to the holder __________ Warrant Shares:

______ in certificated form

_____ through the facilities of the DTC via the following instructions:

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

Exhibit B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the Warrant (as defined in and evidenced by the attached Warrant) to acquire the number of Shares set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said acquisition rights and the shares issuable upon exercise of the Warrant:

Name of Assignee	Address	Number of Shares

If the total of the Shares are not all of the Shares evidenced by the foregoing Warrant, the undersigned requests that a new Warrant evidencing the right to acquire the Shares not so assigned be issued in the name of and delivered to the undersigned.

Name of Holder (print):

(Signature):

(By:)
(Title:)
Dated:

EXHIBIT C

FORM OF PLEDGE AGREEMENT

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”), dated as of June 8, 2016, made by Kevin Maloney and Gregory Hrncir, each an individual with an address c/o Quantumsphere, Inc., 2905 Tech Center Drive, Santa Ana, CA 92705 (the “Pledgors” and each a “Pledgor”), in favor of the pledgees set forth on Schedule A annexed hereto (each a “Pledgee” and collectively the “Pledgees”).

WHEREAS:

A. Pledgees have agreed to loan to QuantumSphere, Inc. (the “Company”) an aggregate amount of $587,500.00 pursuant to those certain Secured Promissory Notes (the “Note”) and related agreements and instruments to be delivered upon execution hereof; and

B. Pledgors are substantial shareholders and members of management of the Company and will materially benefit by the transactions contemplated by the Note; and

C. It is a condition precedent to the loan that each Pledgor shall have executed and delivered to Pledgees a pledge agreement providing for the pledge to the Pledgees of, and the grant to the Pledgees of a security interest in, all common stock and common stock equivalents of the Company owned by such Pledgor, including but not limited to shares of Common Stock, stock options and warrants to purchase shares of Common Stock, as set forth on Schedule B annexed hereto (collectively, the “Pledged Shares”).

NOW, THEREFORE, in consideration of the premises and the agreements herein contained and in order to induce the Pledgees to make the loan described above, each Pledgor hereby agrees with the Pledgees, as follows:

SECTION 1. Definitions. All terms used in this Agreement which are defined in the Note, Article 8 or Article 9 of the Uniform Commercial Code (the “UCC”) currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the UCC as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute.

SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), each Pledgor severally hereby pledges and assigns to Pledgees, and grants to Pledgees a continuing security interest in, such Pledgor’s right, title and interest in and to the Pledged Shares, the certificates representing such Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares (collectively, the “Pledged Collateral”).

SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Obligations”): the prompt payment to Pledgees, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of any interest, principal and other penalties, damages, costs, fees, expenses or charges of, or arising under, the Notes (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of any Pledgor whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such case, proceeding or other action), all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due to Pledgees under the Notes.

SECTION 4. Delivery of the Pledged Collateral.

(a) FirstFire Global Opportunities Fund LLC (the “Collateral Agent”) shall hold the Pledged Shares for the benefit of the Pledgees and each Pledgor further agrees to execute such other documents and to take such other actions as the Collateral Agent deems reasonably necessary or desirable to create and perfect the security interests intended to be created hereunder, including, without limitation, duly executed undated stock powers endorsed in blank, with medallion guarantee(s), to effect the foregoing and to permit Pledgees to exercise any of their rights and remedies hereunder.

(b) If any Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends or interest payable in cash or in securities or other property, (iv) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (v) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or (vi) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, such stock certificate, promissory note, instrument, option, right, property, payment or distribution constituting Pledged Collateral shall be, and shall forthwith be delivered to Collateral Agent to hold as, Pledged Collateral and shall be received in trust for the benefit of the Pledgees, shall be segregated from Pledgor’s other property and shall be delivered forthwith to Collateral Agent in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations.

SECTION 5. Representations and Warranties. Each Pledgor represents and warrants, severally and jointly, as follows:

(a) The execution, delivery and performance by the Pledgors of this Agreement and the exercise by any Pledgee of any of its rights and remedies in accordance with the terms of this Agreement and applicable securities law will not contravene any law or any contractual restriction binding on or affecting the Pledgors or any of its properties and do not and will not result in or require the creation of any lien upon or with respect to any of its properties other than pursuant to this Agreement.

(b) The Pledgors are and will be at all times the beneficial owner of the Pledged Collateral free and clear of any lien or option except for the security interest created by this Agreement.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for the grant by the Pledgors, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or the exercise by any Pledgee of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally, including the foreclosure procedures sanctioned under the interpretations of the securities laws.

(d) This Agreement creates a valid security interest in favor of the Pledgees in the Pledged Collateral, as security for the Obligations. Such security interest is, or in the case of Pledged Collateral in which the Pledgors obtain rights after the date hereof, will be, a perfected, first priority security interest. All action necessary to perfect and protect such security interest has been duly taken, except for Pledgees’ having possession of security certificates constituting Pledged Collateral after the date hereof and obtaining control of uncertificated securities and security entitlements constituting Pledged Collateral after the date hereof.

SECTION 6. Covenants as to the Pledged Collateral. So long as any of the Obligations shall remain outstanding, each Pledgor will, unless Collateral Agent (who shall act at the direction of holders of a majority of the Notes then outstanding) shall otherwise consent in writing:

(a) keep adequate records concerning the Pledged Collateral and permit Collateral Agent or any agents or representatives of Collateral Agent at any reasonable time and from time to time to examine and make copies of and abstracts from such records;

(b) at its expense, promptly deliver to Collateral Agent a copy of each notice or other communication received by it in respect of the Pledged Collateral;

(c) at its expense, defend Pledgees’ right, title and security interest in and to the Pledged Collateral against the claims of any person or entity;

(d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Collateral Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, or (ii) enable Collateral Agent to exercise and enforce the Pledgees’ rights and remedies hereunder in respect of the Pledged Collateral;

(e) not sell, assign (by operation of law or otherwise), transfer, exchange or otherwise dispose of any Pledged Collateral or any interest therein;

(f) not create or suffer to exist any lien upon or with respect to any Pledged Collateral except for the security interest created hereby;

(g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant hereto; and

(h) not take or fail to take any action which would in any manner impair the value or enforceability of Pledgees’ security interest in any Pledged Collateral.

SECTION 7. Voting Rights, Etc. in Respect of the Pledged Collateral.

(a) So long as no Event of Default or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing:

(i) each Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of the Note; and

(ii) each Pledgee will execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph Section 7(a)(i) hereof.

(b) Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default:

(i) all rights of any Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Pledgees which shall thereupon have the sole right to exercise such voting and other consensual rights; and

(ii) without limiting the generality of the foregoing, each Pledgee may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of such Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of the Company, or upon the exercise of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine.

SECTION 8. Additional Provisions Concerning the Pledged Collateral.

(a) Each Pledgor hereby authorizes Collateral Agent to file, without the signature of such Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

(b) Each Pledgor hereby irrevocably appoints Collateral Agent (who shall act at the direction of holders of 50% of the Notes then outstanding) as such Pledgor’s attorney-in-fact and proxy, with full authority, exercisable only during the existence of an Event of Default, in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in Collateral Agent’s discretion, to take any action and to execute any instrument which Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Pledgor under Section 7(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend or other distribution in respect of any of the Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until all of the Obligations are satisfied in full.

(c) If any Pledgor fails to perform any agreement or obligation contained herein, Collateral Agent itself may perform, or cause performance of, such agreement or obligation with respect to Pledged Collateral, and the expenses of Collateral Agent incurred in connection therewith shall be payable by such Pledgor pursuant to Section 10 hereof and shall be secured by the Pledged Collateral.

SECTION 10. Indemnity and Expenses.

(a) Each Pledgor agrees to indemnify and hold harmless each Pledgee and all of its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) from and against any and all third-party claims, damages, losses, liabilities, obligations, penalties, costs and expenses (including, without limitation, reasonable attorney’s fees and disbursements) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except, as to any such indemnified person or entity, claims, losses or liabilities resulting solely and directly from such person or entity’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction and except to the extent that such claims, losses or liabilities result from failure of such indemnified person or entities to comply with the securities laws.

SECTION 11. Notices. Whenever notice is required to be given under this Agreement, unless otherwise provided herein, such notice shall be given in accordance with the terms of the Note.

SECTION 12. Security Interest Absolute. To the extent permitted by law, all rights of each Pledgee and each Pledgor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any ancillary agreement or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any guaranty, for all or any of the Obligations, or (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, each Pledgor in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

SECTION 13. Miscellaneous.

(a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Pledgor and Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall be effective unless it is in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) No failure on the part of Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any ancillary agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Pledgees provided herein and in the ancillary agreements are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Pledgees under any ancillary agreement against any party thereto are not conditional or contingent on any attempt by any Pledgee to exercise any of its rights under any other document against such party or against any other person or entity.

(c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the satisfaction in full or release of the Obligations and (ii) be binding on each Pledgor and its successors and assigns and shall inure, together with all rights and remedies of each Pledgee hereunder, to the benefit of each Pledgee and its successors, transferees and assigns; provided that no such transfer or assignment shall be valid if it is in violation of applicable securities laws. Without limiting the generality of clause (ii) of the immediately preceding sentence, subject to compliance with the applicable securities laws and applicable provisions of the ancillary agreements, each Pledgee may assign or otherwise transfer all or any portion of the Note, and its rights under the ancillary agreements, to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits in respect thereof granted to such Pledgee herein or otherwise unless such benefit is unavailable due to the status of such transferee or otherwise under applicable law. Upon any such permitted assignment or transfer, all references in this Agreement to Pledgee shall mean the assignee of any Pledgee. None of the rights or obligations of any Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of Collateral Agent.

(e) Upon the satisfaction in full of the Obligations, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral, if any shall be remaining, shall revert to the Pledgors, respectively, and (ii) the Collateral Agent will, upon any Pledgor’s request and at such Pledgor’s expense, (A) return to such Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of, dealt with or applied pursuant to the terms hereof and of the ancillary agreements and (B) execute and deliver to such Pledgor, without recourse, representation or warranty, such documents as such Pledgor shall reasonably request to evidence such termination.

(f) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Pledge Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

Kevin Maloney

Gregory Hrncir

FIRSTFIRE GLOBAL OPPORTUNITIES FUND LLC

By:
Name:
Title:

SCHEDULE A

LIST OF PLEDGEES

Name	Address
Kevin Maloney	c/o 2905 Tech Center Dr.
Santa Ana, CA 92705
Gregory Hrncir	c/o 2905 Tech Center Dr.
Santa Ana, CA 92705

SCHEDULE B

PLEDGED SHARES

1. Kevin Maloney

GRANT DATE	EXPIRATION DATE	SHARES	OPTIONS VESTED	OPTIONS NOT VESTED	WARRANTS VESTED	EXERCISE PRICE

		266,628
7/1/2007	7/1/2017		200,000			$1.50
12/15/2007	12/15/2017		11,198			$1.50
1/1/2010	1/1/2020		400,000			$1.50
6/3/2013	6/3/2023		291,666	8,334		$1.30
6/3/2013	6/3/2023		146,778			$1.30
11/15/2013	11/15/2023		91,665	108,335		$1.80
9/7/2011	9/7/2018				500,000	$1.50

TOTAL		266,628	1,141,307	116,669	500,000

2. Gregory Hrncir

GRANT DATE	MATURITY DATE	SHARES	OPTIONS VESTED	OPTIONS NOT VESTED	WARRANTS VESTED	EXERCISE PRICE

		51,510
7/1/2007	7/1/2017		200,000			$1.50
12/15/2007	12/15/2017		3,843			$1.50
1/1/2010	1/1/2020		200,000			$1.50
6/3/2013	6/3/2023		291,666	8,334		$1.30
6/3/2013	6/3/2023		128,881			$1.30
11/15/2013	11/15/2023		91,665	108,335		$1.80
9/7/2011	9/7/2018				500,000	$1.50

TOTAL		51,510	916,055	116,669	500,000

EXHIBIT D

FORM OF SECURITY AGREEMENT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), is entered into as of June 8, 2016 by and between QuantumSphere, Inc., a Nevada corporation (the “Borrower”), FirstFire Global Opportunities Fund LLC (the “Collateral Agent”), and each of the secured parties whose name appears on the signature pages to this Agreement (individually, a “Secured Party” and, collectively, the “Secured Parties”). All capitalized terms not otherwise defined herein shall the meanings ascribed to them in those certain Note Purchase Agreements and the Notes (as defined below) by and between Borrower and each Secured Party (the “Note Purchase Agreements”).

RECITALS

WHEREAS, the Secured Parties have loaned monies to Borrower, as more particularly described in the Note Purchase Agreements and as evidenced by 5% Secured Convertible Promissory Notes issued by Borrower to the Secured Parties (the “Notes”);

WHEREAS, the term “Secured Party” as used in this Agreement shall mean, collectively, all holders of Notes, including those persons who become holders of Notes subsequent to the date hereof; and

WHEREAS, this Agreement is being executed and delivered by Borrower to secure the Notes.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

1. Obligations Secured. This Agreement secures, in part, the prompt payment and performance of all obligations of Borrower under the Notes, and all renewals, extensions, modifications, amendments, and/or supplements thereto (collectively, the “Secured Obligations”).

2. Grant of Security.

a. Collateral. Borrower hereby grants, pledges, and assigns for the benefit of the Secured Parties, and there is hereby created in favor of each of the Secured Parties, a security interest in and to all of Borrower’s right, title, and interest in, to, and under all of the collateral set forth on Exhibit A hereto (collectively, “Collateral”) subject to Section 2(c) below.

b. Effective Date. This grant of security shall be effective as of the date hereof.

c. Subordination. The Notes and the Secured Obligations shall be subordinated, or junior in interest, to the obligations of Borrower in favor of (i) its senior lender, Novus Capital, LLC, with outstanding principal and accrued interest in the collective amount of $386,701 as of May 31, 2016 (the “Novus Capital Financing”), and (ii) that certain financing secured by Borrower from a total of fourteen (14) investors, with outstanding principal and accrued interest in the collective amount of $1,480,796 as of May 31, 2016 (the “Series O-2 Notes Financing”).

d. Filings to Perfect Security. The Company will (and is hereby authorized to) file with any filing office such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Borrower) to perfect and to maintain perfected security interests in the Collateral by the Secured Parties, whereby (a) promptly upon the execution of this Agreement, a Financing Statement on Form UCC-1 (the “Financing Statement”) shall be filed with the California Secretary of State on behalf of the Secured Parties with respect to the Collateral; The Financing Statement shall designate each of the Secured Parties as a Secured Party and Borrower as the debtor, shall identify the security interest in the Collateral, and contain any other items required by law. The Financing Statement shall contain a description of collateral consistent with the description set forth herein and shall not describe the collateral as “all assets” or “all personal property.”

3. Transfers and Other Liens. Except as set forth in Section 2(c) herein or in the Notes, Borrower shall not, without the prior written consent of all of the Secured Parties, at their sole and absolute discretion:

a. Sell, transfer, assign, or dispose of (by operation of law or otherwise), any of the Collateral outside of the ordinary course of business;

b. Create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except the security interests created hereby; or

c. Permit any of the Collateral to be levied upon under any legal process.

4. Representations and Warranties. Borrower hereby represents and warrants to the Secured Parties as follows: (a) to Borrower’s knowledge, Borrower is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the owner thereof) and that, except as expressly provided herein or contemplated pursuant to Section 2(c) herein, no other person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral; (b) to Borrower’s knowledge, except as expressly provided herein, upon the filing of a Financing Statement with the California Secretary of State, the Secured Parties (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) will have a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing; (c) all Accounts Receivable (as defined in Exhibit A) are genuine and enforceable against the party obligated to pay the same; (d) Borrower has full power and authority to enter into the transactions provided for in this Agreement and the Notes; (e) this Agreement and the Notes, when executed and delivered by Borrower, will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms; (f) the execution and delivery by Borrower of this Agreement and the Notes and the performance and consummation of the transactions contemplated hereby and thereby do not and will not violate Borrower’s Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to Borrower (g) there does not exist any default or violation by Borrower of or under any of the terms, conditions or obligations of (i) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which Borrower is a party or by which Borrower is bound, or (ii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon Borrower by any law, the action of any court or any governmental authority or agency; and the execution, delivery and performance of this Agreement will not result in any such default or violation; (h) there is no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand pending or, to the knowledge of Borrower, threatened which adversely affects Borrower’s business or financial condition and there is no basis known to Borrower for any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand which could result in the same; and (i) this Agreement and the Notes do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained in this Agreement and the Notes not misleading.

5. Events of Default. For purposes of this Agreement, the term “Event of Default” shall mean and refer to any of the following:

d.	Failure of Borrower to perform or observe any covenant set forth in this Agreement, or to perform or observe any other term, condition, covenant, warranty, agreement or other provision contained in this Agreement, where such failure continues for fifteen (15) days after receipt of written notice from Lender specifying such failure;

e.	Any representation or warranty made or furnished by Borrower in writing in connection with this Agreement and the Notes or any statement or representation made in any certificate, report or opinion delivered pursuant to this Agreement or in connection with this Agreement is false, incorrect or incomplete in any material respect at the time it is furnished; or

f.	Occurrence of any other Event of Default as defined in the Note.

6. Remedies. Upon the occurrence and during the continuance of an Event of Default (subject to the notice and cure provisions provided for herein, if any), each Secured Party shall have the rights of a secured creditor under the California Uniform Commercial Code, all rights granted by the Notes, this Security Agreement and by law, including the right to require Borrower to assemble the Collateral and make it available to the Secured Parties at a place to be designated by Borrower. The rights and remedies provided in this Agreement and the Notes are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by the Secured Parties in exercising any right or remedy under this Agreement or the Notes shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to the Secured Parties under this Agreement and the Notes or by law or in equity may be exercised by any Secured Party at any time and from time to time.

7. Further Assurances. Borrower agrees that, from time to time, at its own expense, it will:

g.	Protect and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, and preserve and protect Secured Party’s security interest in the Collateral.

h.	Promptly execute and deliver to Secured Parties all instruments and documents, and take all further action necessary or desirable, as any Secured Party may reasonably request to (i) continue, perfect, or protect any security interest granted or purported to be granted hereby, and (ii) enable a Secured Party to exercise and enforce any of Secured Party’s rights and remedies hereunder with respect to any Collateral.

i.	Permit a Secured Party’s representatives to inspect and make copies of all books and records relating to the Collateral, wherever such books and records are located, and to conduct an audit relating to the Collateral at any reasonable time or times.

8. Collateral Agent. All of the powers granted to the Collateral Agent pursuant to that certain intercreditor and collateral agent, dated as of the date hereof, by and among the Borrower, the Secured Parties and the Collateral Agent, shall be granted to the Collateral Agent hereunder with respect to the Secured Obligations and Collateral hereunder, and shall be incorporated herein by reference thereto, to the extent applicable to this Agreement.

9. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Collateral Agent:	FirstFire Global Opportunities Fund LLC
1040 First Avenue, Suite 190
New York, New York 10022

If to Borrower:	QuantumSphere, Inc.
2905 Tech Center Dr.
Santa Ana, CA 92705
Facsimile: 714-545-6265

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

10. Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

11. Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

12. Invalidity. Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

13. Headings. Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

15. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the any of the parties without the prior written consent of all Secured Parties, at their sole and absolute discretion.

16. Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof and shall remain in full force and effect until the earliest to occur of (a) the payment in full of the Notes, and (b) the conversion of the principal and accrued and unpaid interest and all other amounts owing under the Notes into common stock of Borrower.

17. Miscellaneous. This Agreement shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

19. CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT, AND ACCORDINGLY, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

20. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND EACH OF THE OTHER PARTIES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

21. Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

22. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties with respect to the subject matter hereof.

[SIGNATURE PAGE(S) FOLLOW]

IN WITNESS WHEREOF, this Security Agreement has been executed as of the date first set written above.

“SECURED PARTIES”

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By:
Name:
Title:

PURITAN PARTNERS, LLC

By:
Name:
Title:

ROCKWELL CAPITAL PARTNERS, INC.

By:
Name:
Title:

By: TOMER COHEN

By: FRANCIS POLI

“COLLATERAL AGENT”

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By:
Name:
Title:

“BORROWER”

QUANTUMSPHERE, INC.,
a Nevada corporation

By:
Kevin D. Maloney
Title:	Chief Executive Officer & President

EXHIBIT A

COLLATERAL

Subject to Section 2(c) of the Security Agreement, Borrower hereby grants, pledges, and assigns for the benefit of each Secured Party, and there is hereby created in favor of the Secured Parties, a security interest in and to all of Borrower’s right, title, and interest in, to, and under all assets and all personal property of Borrower, whether now or hereafter existing, or now owned or hereafter acquired, including but not limited to the following (collectively, “Collateral”):

1. All accounts, chattel paper, contracts, contract rights, accounts receivable, tax refunds, notes receivable, documents, other choses in action and general intangibles, including, but not limited to, proceeds of inventory and returned goods and proceeds from the sale of goods and services, and all rights, liens, securities, guaranties, remedies and privileges related thereto, including the right of stoppage in transit and rights and property of any kind forming the subject matter of any of the foregoing (“Accounts Receivable”);

2. All time, savings, demand, certificate of deposit or other accounts in the name of Borrower or in which Borrower has any right, title or interest, including but not limited to all sums now or at any time hereafter on deposit, and any renewals, extensions or replacements of and all other property which may from time to time be acquired directly or indirectly using the proceeds of any of the foregoing;

3. All inventory and equipment of every type or description wherever located, including, but not limited to all raw materials, parts, containers, work in process, finished goods, goods in transit, wares, merchandise furniture, fixtures, hardware, machinery, tools, parts, supplies, automobiles, trucks, other intangible property of whatever kind and wherever located associated with the Borrower’s business, tools and goods returned for credit, repossessed, reclaimed or otherwise reacquired by Borrower;

4. All documents of title and other property from time to time received, receivable or otherwise distributed in respect of, exchange or substitution for or addition to any of the foregoing including, but not limited to, any documents of title;

5. All know-how, information, permits, patents, copyrights, goodwill, trademarks, trade names, licenses and approvals held by Borrower, including all other intangible property of Borrower;

6. All assets of any type or description that may at any time be assigned or delivered to or come into possession of Borrower for any purpose for the account of Borrower or as to which Borrower may have any right, title, interest or power, and property in the possession or custody of or in transit to anyone for the account of Borrower, as well as all proceeds and products thereof and accessions and annexations thereto; and

7. All proceeds (including but not limited to insurance proceeds) and products of and accessions and annexations to any of the foregoing.

EXHIBITS

EXHIBIT E

REGISTRATION RIGHTS

All of the Conversion Shares and Warrant Shares will be deemed “Registrable Securities” subject to the provisions of this Exhibit E. All capitalized terms used but not defined in this Exhibit E shall have the meanings ascribed to such terms in the Securities Purchase Agreement to which this Exhibit is attached.

1. Piggy-Back Registration.

1.1 Piggy-Back Rights. If at any time on or after the date of the Closing the Company proposes to file any Registration Statement under the 1933 Act (a “Registration Statement”) with respect to any offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan on Form S-8, (ii) for a dividend reinvestment plan or (iii) in connection with a merger or acquisition, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities appearing on the books and records of the Company as such a holder as soon as practicable but in no event less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall use its best efforts to cause such Registrable Securities to be included in such registration and its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof; provided, however, in the case of an underwritten offering, the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall advise the Company that, in its good faith opinion, the number of securities requested and otherwise proposed to be included in such Piggy-Back Registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such Registration Statement, to the extent of the number which the Company is so advised can be sold in such offering, first, the securities the Company proposes to sell for its own account pursuant to such Registration Statement and second, the Registrable Securities of the Holder requesting to be included in such Registration Statement and all other securities requested to be included in such Registration on a pro rata basis, if any. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an underwriter or underwriters shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggy-Back Registration.

1.2 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 1.5 below.

1.3 The Company shall notify the holders of Registrable Securities at any time when a prospectus relating to such holder’s Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of such holder, the Company shall also prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The holders of Registrable Securities shall not to offer or sell any Registrable Securities covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

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1.4 The Company may request a holder of Registrable Securities to furnish the Company such information with respect to such holder and such holder’s proposed distribution of the Registrable Securities pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and such holders shall furnish the Company with such information.

1.5 All fees and expenses incident to the performance of or compliance with this Exhibit E by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which a holder of Registrable Securities intends to make sales of Registrable Securities with the FINRA, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by this Exhibit E and (vii) reasonable fees and disbursements of a single special counsel for the holders of Registrable Securities (selected by holders of the majority of the Registrable Securities requesting such registration), up to $10,000 for each registration. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any holder of Registrable Securities.

1.6 The Company and its successors and assigns shall indemnify and hold harmless the Buyer, each holder of Registrable Securities, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each individual or entity who controls the Buyer or any such holder of Registrable Securities (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Exhibit E, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding the Buyer or such holder of Registrable Securities furnished to the Company by such party for use therein. The Company shall notify the Buyer and each holder of Registrable Securities promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Exhibit E of which the Company is aware.

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1.7 If the indemnification under Section 1.6 is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then the Company shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Company and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Company or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 1.6 was available to such party in accordance with its terms. It is agreed that it would not be just and equitable if contribution pursuant to this Section 1.7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provisions of this Section 1.7, neither the Buyer nor any holder of Registrable Securities shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such party from the sale of all of their Registrable Securities pursuant to such Registration Statement or related prospectus exceeds the amount of any damages that such party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

[End of Exhibit E]

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